SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________
FORM 8-K
CURRENT REPORT
Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
Date of Report (Date of earliest event reported): October 12, 2005

CAPACITIVE DEIONIZATION TECHNOLOGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 000-28291

Nevada	86-0867960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13636 Neutron Rd., Dallas, TX 75244
(Address of principal executive offices)

Registrant's telephone number, including area code: 972-934-1586

Not Applicable
(Former name or former address, if applicable)

Item 1.01 Entry into a Material Definitive Agreement

On October 12, 2005, the Registrant entered into an agreement titled "Development and Manufacturing Agreement" with VML Technologies, Inc., an Ontario, Canada corporation ("VML"), effective as of August 15, 2005. VML has provided polymerization services to the Registrant in the past as needed. The Agreement sets forth terms for VML to continue to provide polymerization services through September 30, 2007.

Polymerization is the first step in Registrant's process of manufacturing aerogel sheets which are integral to Registrant's capacitive deionization cells.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as an exhibit herewith.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No	Description
10.1	Development and Manufacturing Agreement entered into with VML Technologies, Inc., an Ontario, Canada corporation

99.1	Press Release issued on October 13, 2005.

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPACITIVE DEIONIZATION TECHNOLOGY SYSTEMS, INC.

/s/ Dallas Talley
Date: October 13, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Development and Manufacturing Agreement entered into with VML Technologies, Inc., an Ontario, Canada corporation

99.1	Press Release issued on October 13, 2005